THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE (DATED APRIL 30, 2008)

EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED APRIL 30, 2008)

Policies issued in the state of Pennsylvania

This Supplement is being provided to make it clear that the Fixed Paid-Up insurance option is not available with policies issued in the state of Pennsylvania. Accordingly, the prospectuses listed above are hereby amended to provide that the “Fixed Paid-Up Insurance” section in its entirety, and any references throughout the prospectus to Fixed Paid-Up insurance, are not applicable to policies issued in the state of Pennsylvania. Please refer to the policy contract for the terms of your Policy.

Please read this Supplement carefully and keep it with your prospectus for future reference.

This Supplement is dated November 21, 2008.